UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2022

EMERGING MARKETS HORIZON CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41136	98-1607027
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8th Floor, Berkeley Square House Berkeley Square London, United Kingdom	W1J 6DB
(Address of principal executive offices)	(Zip Code)

+44 20 7647 9100
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant to acquire one Class A ordinary share	HORIU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	HORI	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	HORIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 19, 2022, Emerging Markets Horizon Corp. (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”) because it failed to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Form 10-K”) with the Securities and Exchange Commission (“SEC”). The Listing Rule requires listed companies to timely file all required periodic financial reports with the SEC.

The Notice stated that the Company has sixty days from the date of the Notice to submit a plan to regain compliance with the Rule. If Nasdaq accepts the Company’s plan, it has the discretion to grant the Company an extension of up to 180 calendar days from the due date of the Form 10-K (or until October 12, 2022) to regain compliance. The Notice has no immediate effect on the listing of the Company’s securities on Nasdaq.

As previously disclosed in the Company’s Notification of Late Filing on Form 12b-25 filed on March 31, 2022, the Company was unable to file the Form 10-K by the required due date of March 31, 2022. The Company was unable to file its Form 10-K by the extended due date pursuant to Rule 12b-25 due to additional delays in completing the audit of the financial statements included in the Form 10-K arising from Riccardo Orcel’s relationship with Polymetal International plc and the Company’s historical relationship with VTB. The Company is working diligently to address these issues and file its Form 10-K as soon as practicable.

On April 21, 2022, the Company issued a press release disclosing its receipt of the Notice. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 17, 2022, Riccardo Orcel informed the Company that he intends to resign from his positions as Chief Executive Officer and member of the Board of Directors (the “Board”) of the Company, effective April 21, 2022. Concurrently with his resignation, Mr. Orcel and EM Horizon Investments, the Company’s sponsor (the “Sponsor”), agreed to suspend indefinitely Mr. Orcel’s voting and management rights in the Sponsor. Mr. Orcel’s resignation was not the result of any dispute or disagreement with the Company or the Board on any matter relating to the Company’s operations, policies or practices.

In connection with Mr. Orcel’s resignation, on April 21, 2022, the Board appointed Jonathan Neill as Chief Executive Officer of the Company, to serve on an interim basis, effective immediately. Concurrently with his appointment as interim Chief Executive Officer, Mr. Neill resigned from his position as Chief Financial Officer of the Company, though he will remain a member of the Board. On the same date, the Board appointed Christopher Edwards as a member of the Board and Chief Financial Officer of the Company, to serve on an interim basis, effective immediately.

Mr. Neill is the founding partner of FPP Asset Management LLP and has nearly 30 years of investment management experience. From 1990 to 1998, he was director and senior investment manager at Pictet Asset Management London, jointly responsible for the groups’ specialist equity business of international smaller companies and emerging markets. Prior to Pictet Asset Management London, Mr. Neill worked at Mercury Asset Management from 1988 to 1990 as a manager of specialist international growth stocks and a specialist UK growth fund. He began his career in 1986 at Oppenheimer Fund Management. Mr. Neill holds a BA Honors French from the University of Bristol in the United Kingdom.

Mr. Edwards is director and CFO at FPP Asset Management LLP. He began his career in 1994 at NPI, a UK-based asset management firm, as a fund manager responsible for Latin American investments. He moved to Henderson Investors in 1997 to work on the emerging markets desk focusing on Latin America as well as on broader emerging markets mandates. In 2000, Mr. Edwards moved to FPP Asset Management to run Latin American assets and also to develop further FPP’s proprietary macroeconomic model and research. Mr. Edwards holds a First Class degree in Ancient and Modern History from Oxford University.

In connection with the appointment, on April 21, 2022, the Company and Christopher Edwards entered into a letter agreement (the “Letter Agreement”) and an indemnification agreement (the “Indemnification Agreement”), which are substantially similar to the letter agreement and indemnification agreements, respectively, previously entered into by and between the Company and each of its other directors in connection with the Company’s initial public offering. Copies of the Letter Agreement and the Indemnification Agreement are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated by reference in this Item 5.02. Mr. Neill previously entered into a Letter Agreement and an Indemnification Agreement with the Company, copies of which were previously filed as exhibits to the Company’s Current Report on Form 8-K dated March 24, 2022.

There are no other arrangements or understandings between Mr. Neill or Mr. Edwards and any other person pursuant to which Mr. Neill or Mr. Edwards was appointed to the Board and/or as interim Chief Executive Officer or Chief Financial Officer, as applicable, of the Company. There are no family relationships between Mr. Neill or Mr. Edwards and any director or executive officer of the Company, and the Company has not entered into any transactions with Mr. Neill or Mr. Edwards that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
10.1	Letter Agreement, dated April 21, 2022, by and between the Company and Christopher Edwards
10.2	Indemnification Agreement, dated April 21, 2022, by and between the Company and Christopher Edwards
99.1	Press release dated April 21, 2022.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2022

Emerging Markets Horizon Corp.

By:	/s/ Jonathan Neill
Name:	Jonathan Neill
Title:	Chief Executive Officer

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